CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended		83 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013
Revenues	$ 0	$ 0	$ 0
Operating expenses:
In process research and development write off	0	0	(1,427)
Research and development	(1,678)	(2,249)	(6,621)
Sales and marketing	(419)	0	(419)
General and administrative	(1,191)	(1,238)	(2,899)
Total operating expenses	(3,288)	(3,487)	(11,366)
Operating (loss)	(3,288)	(3,487)	(11,366)
Financial income (expenses), net	(37)	14	(81)
Net (loss)	$ (3,325)	$ (3,473)	$ (11,447)
( Loss) per share (basic & diluted) (in dollars per share)	$ (0.07)	$ (0.10)
Weighted average number of shares outstanding (in shares)	45,267,803	37,163,002